UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33522	20-2110031
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Three Riverway, Suite 300	77056
Houston, Texas	(Zip Code)
(Address of principal executive offices)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.02	Termination of a Material Definitive Agreement.

The employment agreement of Chris Raczkowski with Synthesis Energy Systems, Inc. (the “Company”) dated effective as of January 3, 2017, as amended effective June 30, 2017, was terminated in connection his departure from the Company as described below under Item 5.02.

Item 2.02	Results of Operations and Financial Condition.

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

On February 12, 2018, the Company issued an earnings release announcing the financial results for its fiscal second quarter ended December 31, 2017. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As of May 10, 2018, Chris Raczkowski, the Company’s President – Asia and Corporate Secretary, is no longer employed by the Company. In connection with his departure, and as noted under Item 1.02 above, Mr. Raczkowski’s employment agreement with the Company dated effective as of January 3, 2017, as amended effective June 30, 2017, was terminated immediately upon his departure, subject to the continued enforcement of the provisions relating to non-competition, non-solicitation and confidentiality.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.1	Employment Letter between the Company and Chris Raczkowski dated December 16, 2016 (incorporated by reference to Exhibit 10.1 to the Company?s Current Report on Form 8-K filed on December 20, 2016).

10.2	Amendment to Employment Letter between the Company and Chris Raczkowski dated June 30, 2017 (incorporated by reference to Exhibit 10.2 to the Company?s Current Report on Form 8-K filed on July 6, 2017).

**99.1	Press Release dated May 14, 2018 re results of earnings.

** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: May 15, 2018	/s/ DeLome Fair
DeLome Fair
President and Chief Executive Officer

Exhibit Index

**99.1	Press Release dated May 14, 2018 re results of earnings.

** Furnished herewith.